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                                                                Exhibit No. 23.2



                          INDEPENDENT AUDITORS' CONSENT



     As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement.



                                                /s/ ARTHUR ANDERSEN LLP
                                                March 12, 1999